Exhibit 99.1

Timothy Brown

THE BROWN LAW FIRM, P.C.

240 Townsend Square

Oyster Bay, New York 11771

Telephone: (516) 922-5427

Facsimile: (516) 344-6204

Email: tbrown@thebrownlawfirm.net

Robert C. Moest, Of Counsel, SBN 62166

THE BROWN LAW FIRM, P.C.

2530 Wilshire Boulevard, Second Floor

Santa Monica, California 90403

Telephone: (310) 915-6628

Facsimile: (310) 915-9897

Email: rmoest@aol.com

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

SCOTT THOMAS, Derivatively and on Behalf of INFUSYSTEM HOLDINGS, Inc.,

Plaintiff,

vs.

Eric K. Steen, Jonathan P. Foster, Christopher Downs, Gregg Lehman, David Dreyer, Ryan Morris, Scott A. Shuda, JOSEPH Whitters, and Wayne Yetter,

Defendants,

and

infusystem holdings, INC.,

Nominal Defendant.

Case No.: BC656147 Judge: Hon. Holly J. Fujie Department 56 Date Action Filed: April 3, 2017 EXHIBIT B NOTICE TO CURRENT INFUSYSTEM STOCKHOLDERS

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO:	ALL OWNERS OF INFUSYSTEM HOLDINGS, INC. (“INFUSYSTEM” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: INFU) AS OF DECEMBER 7, 2018, WHO CONTINUE TO OWN SUCH SHARES (“CURRENT INFUSYSTEM STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, STOCKHOLDERS OF INFUSYSTEM WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms in a Stipulation and Agreement of Settlement, dated December 7, 2018 (the “Stipulation”). The purpose of this Notice is to inform you of:

•     the existence of this derivative action,

•     the proposed settlement between the Plaintiff and Defendants reached in this Derivative Action (the “Settlement”),

•     the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,

•     Plaintiff’s Counsel’s application for fees and expenses, and

•     Plaintiff’s Service Award.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiff’s claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

Summary

On December 7, 2018, InfuSystem, in its capacity as a nominal defendant, and certain current and former directors and officers of the Company (the “Individual Defendants”) entered into the Stipulation in the above-captioned action filed derivatively on behalf of InfuSystem, in the Superior Court of the State of California, County of Los Angeles (the “Court”) against the Individual Defendants (the “Derivative Action”). The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties1 to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to adopt certain additional corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides that Defendants or their insurer shall pay a Fee and Expense Award to Plaintiff’s Counsel of seventy-five thousand dollars ($75,000.00) and a Service Award to Plaintiff of one thousand dollars ($1,000.00) to be paid from the Fee and Expense Award.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s website, [ir.infusystem.com/derivative-settlement], contact Plaintiff’s Counsel at the address listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of InfuSystem and alleges that the Individual Defendants breached their fiduciary duties by failing to maintain internal controls at InfuSystem and making and/or causing InfuSystem to make false and misleading statements of material fact to the investing public.

Why is there a Settlement?

The Court has not decided in favor of the Defendants or the Plaintiff. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement provides substantial benefits to, and is in the best interests of, InfuSystem and its stockholders.

The Individual Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. The Individual Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of InfuSystem and InfuSystem’s stockholders. The Individual Defendants assert that they have meritorious defenses to the claims in the Derivative Action. Nonetheless, the Individual Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On February 4, 2019, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the Notice of the Settlement to be issued to Current InfuSystem Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on April 19, 2019 at 8:30 a.m. before the Honorable Holly J. Fujie in Department 56 of the Superior Court of the State of California, County of Los Angeles, Stanley Mosk Courthouse, 111 North Hill Street, Los Angeles, California 90012, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiff’s Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Award to Plaintiff, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current InfuSystem Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file a written objection with the Court. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection; (b) proof of ownership of InfuSystem common stock as of December 7, 2018 and through the date of the Settlement Hearing, including the number of shares of InfuSystem common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if a Current InfuSystem Stockholder intends to appear and requests to be heard at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN APRIL 5, 2019. The Clerk’s address is:

Clerk of the Court

Superior Court of California

Department 56

111 North Hill Street

Los Angeles, CA 90012

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN APRIL 5, 2019. Counsels’ addresses are:

Counsel for Plaintiff:

Timothy Brown

THE BROWN LAW FIRM, P.C.

240 Townsend Square

Oyster Bay, NY 11771

Counsel for Nominal Defendant InfuSystem:

Robert E. Boone

BRYAN CAVE LLP

120 Broadway, Suite 300

Santa Monica, CA 90401

An objector may file an objection on his, her or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any InfuSystem stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current InfuSystem Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

If you held InfuSystem common stock as of December 7, 2018 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting counsel for Plaintiff at: Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net. Please Do Not Call the Court or Defendants with Questions About the Settlement.